UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2015

State Bank Financial Corporation
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

001-35139	27-1744232
(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 1900
Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

(404) 475-6599
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Explanatory Note

On January 7, 2015, State Bank Financial Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) announcing the consummation of its previously announced merger with Georgia-Carolina Bancshares, Inc. (“GECR”), the holding company for First Bank of Georgia, pursuant to the Agreement and Plan of Merger dated as of June 23, 2014, between the Company and GECR.

The Initial Report noted that the information required by Item 9.01(b) of Form 8-K would be filed by amendment as soon as practicable, but no later than 71 calendar days after the date on which the Company’s initial report on Form 8-K was required to be filed. We hereby amend the Initial Report to provide the pro forma information required by Item 9.01(b) of Form 8-K. No other modifications to the Initial Report are being made by this amendment. This amendment should be read in conjunction with the Initial Report.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Audited Consolidated Financial Statements of GECR as of December 31, 2013 and December 31, 2012 and the Independent Auditor’s Report thereon, as well as the accompanying Notes thereto, are filed as Exhibit 99.2.

The Unaudited Consolidated Financial Statements of GECR for the nine months and three months ended September 30, 2014 and September 30, 2013, as well as the accompanying Notes thereto, are filed as Exhibit 99.3.

(b)	Pro Forma Financial Information.
The Unaudited pro forma condensed statements of income for the year ended December 31, 2013, are filed as Exhibit 99.4.
The Unaudited pro forma condensed combined balance sheet as of September 30, 2014 and the Unaudited pro forma condensed statements of income for the nine months ended September 30, 2014, are filed as Exhibit 99.5.

(d)	Exhibits.

Exhibit No.	Exhibit
2.1
Agreement and Plan of Merger between State Bank Financial Corporation and Georgia-Carolina Bancshares, Inc. dated June 23, 2014 (incorporated by reference to Exhibit 2.7 of the Company’s Registration Statement on Form S-4 (File Number 333-198707) filed on September 12, 2014 and attached as Annex A to proxy statement/ prospectus contained in the Registration Statement).*

23.1	Consent of Crowe Horwath LLP*
99.1	Press Release dated January 2, 2015*
99.2
Audited Consolidated Financial Statements of GECR as of December 31, 2013 and December 31, 2012 and the Independent Auditor’s Report thereon, as well as the accompanying Notes thereto (incorporated by reference to the Company’s Amendment No. 1 to the Registration Statement on Form S-4 (File Number 333-198707) filed on October 24, 2014).*

99.3
Unaudited Consolidated Financial Statements of GECR for the nine months and three months ended September 30, 2014 and September 30, 2013, as well as the accompanying Notes thereto (incorporated by reference to GECR’s Quarterly Report on Form 10-Q filed on November 7, 2014).*

99.4
Unaudited pro forma condensed statements of income for the year ended December 31, 2013 (incorporated by reference to the Company's Amendment No. 1 to the Registration Statement on Form S-4 (File Number 333-198707) filed on October 24, 2014)

99.5	Unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2014 and the Unaudited pro forma condensed statements of income for the nine months ended September 30, 2014

*Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE BANK FINANCIAL CORPORATION

Dated: March 12, 2015	By:	/s/ Sheila E. Ray
Sheila E. Ray
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.5	Unaudited pro forma condensed combined balance sheet as of September 30, 2014 and the Unaudited pro forma condensed statements of income for the nine months ended September 30, 2014